FIRST FOCUS FUNDS

Supplement dated October 1, 2003

to the Prospectus dated July 31, 2003

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Effective October 1, 2003, BISYS Fund Services Ohio, Inc. will act as the Funds’ Administrator and BISYS Fund Services, Limited Partnership will act as the Funds’ Distributor.

The following replaces information in the “Notice to Investors” section.

The First Focus Funds are distributed by an independent third party, BISYS Fund Services, Limited Partnership.

The following replaces the paragraph under the “Administrator and Distributor” section on page 42.

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, is Administrator for each Fund, providing clerical, compliance, regulatory, accounting and other services. BISYS Fund Services, Limited Partnership, an affiliate of the Administrator, is Distributor for the Funds.

Please retain this supplement for future reference.

FIRST FOCUS FUNDS

Supplement dated October 1, 2003

to the Statement of Additional Information dated July 31, 2003

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with such Statement of Additional Information.

Effective October 1, 2003, BISYS Fund Services Ohio, Inc. will act as the Funds’ Administrator and BISYS Fund Services, Limited Partnership will act as the Funds’ Distributor.

The following replaces information on pages 24 and 25 under the “Directors and Officers” section.

The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219.

Other Executive Officers

Michael A. Grunewald Age: 33	Vice President	Since October, 2003	Director of Client Services, BISYS Fund Services (1997 – present)

Trent M. Statczar Age: 32	Treasurer	Since October, 2003	Director of Financial Services, BISYS Fund Services (1993 – present)

Thomas J. Reyes Age: 40	Secretary	Since October, 2003	Counsel, BISYS Fund Services (August 2003 – present); Associate, Sutherland Asbill & Brennan LLP (2000 – 2003); Legal Product Manager, Fidelity Investments (1998 – 2000)

Alaina V. Metz Age: 36	Assistant Secretary	Since October, 2003	Chief Administrative Officer, Blue Sky Compliance, BISYS Fund Services (1995 – present)

The following replaces the second paragraph on page 27.

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. BISYS Fund Services Ohio, Inc. (the “Administrator”) receives fees from each of the Funds for acting as administrator and the Administrator or its affiliates may receive fees from each of the Funds pursuant to the Distribution and Service Plan and the Administrative Services Plan described below. Mr. Grunewald, Mr. Statczar, Mr. Reyes, and Ms. Metz are employees of, and are compensated by, the Administrator.

The following replaces the last paragraph on page 31 under the “Portfolio Transactions” section.

The Funds do not participate in directed brokerage arrangements with BISYS Fund Services, Limited Partnership (the “Distributor”). However, in the future, each Fund may determine to participate in directed brokerage arrangements with other brokers. Through directed brokerage arrangements, an Adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of a Fund’s brokerage to certain brokers.

Prior to October 1, 2003, each Fund was permitted to participate in a directed brokerage arrangement with SEI Investments Distribution Co. (“SIDCO”). Through this program, an Adviser may have, consistent with its obligation to obtain best execution, elected to direct a portion of a Fund’s brokerage to SIDCO. SIDCO had established clearing relationships with a variety of domestic and international brokers. When Fund brokerage was directed to SIDCO, a Fund received credits that were applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, company fees and expenses, ratings fees, registration fees and organizational expenses. During the fiscal years ended March 31, 2002 and March 31, 2003, the Balanced Fund paid $5,280 and $13,180, respectively, and the Growth Fund paid $20,174 and $72,250, respectively, in such directed brokerage.

The following replaces the text on pages 33 and 34 under the “Administrator” section.

BISYS Fund Services Ohio, Inc. serves as administrator (the “Administrator”) to each of the Funds pursuant to the Administration Agreement dated October 1, 2003 (the “Administration Agreement”). The Administrator and its affiliates provide administration and distribution services to other investment companies.

Under the Administration Agreement, the Administrator has agreed to provide office space, facilities, equipment and personnel; prepare and file the annual update to the Company’s registration statement, other amendments to the Company’s registration statement, and supplements to its prospectus and statement of additional information; prepare and file timely notices required pursuant to Rule 24f-2 under the 1940 Act and semi-annual reports on Form N-SAR and N-CSR; coordinate and supervise the preparation and filing of tax returns; prepare materials necessary to register the securities of the Funds pursuant to state securities laws; calculate the income and expense accruals of the Funds; calculate daily net asset values and income factors of the Funds; maintain general and auxiliary ledgers; prepare financial statements; coordinate the printing and distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies in connection with shareholder meetings; maintain each Fund’s expense accruals and control disbursements; obtain, maintain and file the First Focus Funds’ fidelity bond required by the Act; assist in developing compliance procedures for each Fund, and provide compliance monitoring services incorporating certain of those procedures, including, among other matters, compliance with each Fund’s investment objective, defined investment policies, and restrictions, and tax diversification, distribution and income requirements; monitor each Fund’s status as a regulated investment company under Subchapter M of the Code, as amended; and generally assist in each Fund’s administrative operations. Also under the Administration Agreement, the Administrator designates one of its employees to serve as the Company’s anti-money laundering compliance officer (“AML Compliance Officer”) to assist in administering the Company’s anti-money laundering program.

For the performance of administrative services, the Company pays the Administrator a fee based on each Fund’s average value of its daily net assets as follows:

Asset Level	Fee Rate
First $600 million	0.08%
$600 – $800 million	0.06%
Over $800	0.04%

Under the Administration Agreement, the Company pays the Administrator a minimum complex fee equal to the number of Funds times $30,000 or approximately $300,000. The minimum fee increases or decreases if funds are added to or deleted from the Fund complex. In addition, the Company pays the Administrator $15,000 per year for providing an employee to serve as the Company’s AML Compliance Officer. Unless otherwise terminated as provided therein, the Administration Agreement has an initial term of three years and thereafter will remain in effect from year to year for successive annual periods ending on September 30.

First National Bank of Omaha serves as sub-administrator (the “Sub-Administrator”) to each of the Funds pursuant to a sub-administration agreement dated October 1, 2003 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator performs certain administrative services for the Company and the Funds. The Administrator pays the Sub-Administrator a fee for providing such services.

Prior to October 1, 2003, SEI Investments Global Funds Services (“SEI”) served as administrator to each of the Funds. SEI received a fee from the Company (prorated to the respective Funds based upon their net assets) for its services as administrator equal to the lesser of a fee calculated daily and paid periodically, at the annual rate of twenty one-hundredths of one percent (0.20%) of that Company’s average daily net assets, subject to a minimum fee of $638,500. The Company was subject to a minimum fee of $50,000 for each new Fund, and a minimum fee of $15,000 per class for each new class of shares added to a Fund. The following table shows the net administration fees, and fees waived, during the last three fiscal years:

The following replaces the first two paragraphs beginning on pages 34 under the “Distributor” section.

BISYS Fund Services, Limited Partnership serves as the distributor (the “Distributor”) to each of the Funds pursuant to the Distribution Agreement dated October 1, 2003 (the “Distribution Agreement”). Unless otherwise terminated, the Distribution Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods ending on September 30 if approved at least annually (a) by the vote of a majority of the Company’s Board of Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of the Company’s Board of Directors or the vote of a majority of the outstanding shares of the Company. The

Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives distribution fees from certain of the Funds as authorized by the distribution and service plan described below.

Prior to October 1, 2003, SEI Investments Distribution Co. served as the Fund’s distributor pursuant to a distribution agreement dated October 1, 2000. SEI Investments Distribution Co. received no underwriting commissions under their distribution agreement with the Company prior to July 31, 2001.

The following replaces the paragraph on page 39 under the “Codes of Ethics” section.

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund’s investment activities. The Company, FNB, FNC, KBCAM and BISYS Fund Services Ohio, Inc. have each adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel to invest in securities, including securities that may be purchased or held by a Fund.

Please retain this supplement for future reference.